EXECUTION VERSION

SHARES PURCHASE EXCHANGE AGREEMENT

This Shares Purchase Exchange Agreement (“Agreement”) is entered into on June 5, 2018 (“Effective Date”) between Hana Investments Co. WLL, formed under the laws of Bahrain and with its registered address at Office 205, Building 111, Manama Center, Road 383, Block 304, Bahrain (“Olayan”) and National Energy Services Reunited Corp, a company incorporated in the British Virgin Islands with its registered address at 171 Main Street, Road Town, Tortola, VB1110, British Virgin Islands (“NESR”) (each of Olayan and NESR to be referenced hereafter as a “Party” or collectively as “Parties”). Capitalized terms not defined in this Agreement shall have the meaning as set forth in the SPA (as defined below). Any reference in this Agreement to “$” shall mean U.S. dollars.

WHEREAS, the Parties have entered into that certain Stock Purchase Agreement (as may be amended, restated or supplemented from time to time, the “SPA”), dated November 12, 2017, among NESR, Olayan, OFS Investments Limited, Arab Petroleum Investments Corporation, Castle SPC Limited, Al Nowais Investments LLC, Abdulaziz Aldelaimi, Fahad Abdulla Bindekhayel and NPS Holdings Limited (“Company”);

WHEREAS, pursuant to the SPA, Olayan acquired the legal and beneficial ownership of 83,660,878 shares, par value $1.00 per share, of the Company (the “Olayan Company Shares”);

WHEREAS, on the NESR Closing Date, Olayan has agreed to contribute the legal and beneficial ownership of the Olayan Company Shares to NESR, and NESR has agreed to acquire the legal and beneficial ownership of the Olayan Company Shares, on the terms and subject to the conditions set out in this Agreement (“Closing”); and

WHEREAS, NESR has agreed to issue certain Shares (as defined below) to Olayan as consideration for the Olayan Company Shares and to make certain payments or issue certain additional Shares to Olayan on the terms and subject to the conditions set out in this Agreement.

W I T N E S S E T H

NOW THEREFORE, in consideration of the premises, the sufficiency and adequacy of which is hereby acknowledged, the Parties agree as follows:

1.                  Contribution. Subject to consummation of the NESR Closing, and subject to the terms of this Agreement, Olayan, on the NESR Closing Date, shall contribute to NESR, and NESR shall acquire from Olayan, the legal and beneficial ownership of the Olayan Company Shares free and clear from any encumbrance, including but not limited to any security interest, adverse claim, right to acquire, or restriction on the use, voting, transfer or receipt of income (“Encumbrance”), and together with all legal and beneficial rights and benefits attached or accruing to them on the NESR Closing Date, including any right to receive dividends or distributions declared, made or paid on or after the NESR Closing Date.

2.	Consideration.

a.                   In exchange for receipt of the Olayan Company Shares and in accordance with Clause 2.8 of the SPA, on the NESR Closing Date, NESR shall issue to Olayan 13,340,448 shares of NESR Common Stock.

b.                  Each Party shall preserve the right to recover any Pre-Olayan Closing Adjustment Leakage, Pre-NESR Closing Adjustment or Disputed Leakage, as applicable, pursuant to the SPA. If, with Olayan written consent, NESR is able to recover, after deduction of reasonable recovery costs, any Pre-Olayan Closing Adjustment Leakage, then NESR shall promptly transfer such amount of Pre-Olayan Closing Adjustment Leakage to Olayan. NESR shall make such payment to Olayan either by wire transfer of immediately available funds or through the issuance to Olayan or its designated Affiliate of an equivalent amount in shares of NESR Common Stock valued at $11.244 per share, in the sole discretion of NESR. The aggregate shares of NESR Common Stock issued to Olayan pursuant to Clauses 2.a and 2.b (Consideration) (but not Clause 2.c) hereof shall collectively be referred to as the “Lock-Up Shares.”

c.                   On the NESR Closing Date, NESR shall pay to Olayan interest accruing at the rate of 9.5% per annum on the amount paid by Olayan to purchase the Olayan Company Shares, up to an amount of $4,700,000 (the “Interest Amount”), which represents the total interest payable to Olayan on the Olayan Initial Cash Consideration Amount. On the NESR Closing Date, NESR shall have the right in its sole discretion either to pay the Interest Amount in cash or to issue to Olayan or its designated Affiliate 418,001 shares of NESR Common Stock in full satisfaction of this obligation (the aggregate shares of NESR Common Stock issued to Olayan pursuant to this Clause 2.c. (Consideration) shall be referred to as the “Non-Lock-Up Shares” and the Lock-Up Shares and the Non-Lock-Up Shares shall collectively be referred to as the “Shares”).

d.                  NESR shall issue all the Common Stock issuable hereunder to Olayan or an Affiliate of Olayan as designated by Olayan in writing, free and clear of all Encumbrances, but subject to restrictions on transfer generally arising under applicable U.S. federal or state securities law and, in the case of the Lock-Up Shares, the Lock-Up (as defined below). Upon request by Olayan, a certificate, signed by a duly authorized officer of NESR will be delivered to Olayan or its designated Affiliate at the NESR Closing Date evidencing appropriate book entries to the account holder designated by Olayan.

e.                   NESR acknowledges that, pursuant to the terms of the SPA, Olayan is under no obligation to pay any Olayan Daily Amount. For the avoidance of doubt, under no circumstances shall Olayan or its Affiliates be held liable for or required to pay any Olayan Daily Amount and NESR shall not, and shall cause its Affiliates not to, make any claim in respect of the foregoing.

3.                  Relationship Agreement. On the NESR Closing Date, Olayan and NESR shall enter into that certain Relationship Agreement, in the agreed form attached as Exhibit A (Relationship Agreement), pursuant to which, as of the NESR Closing Date, and in accordance with the terms set forth therein, (i) Olayan shall have the right to nominate one director to the board of NESR and (ii) Olayan shall be restricted from transferring the Lock- Up Shares for a period of six (6) months following the NESR Closing Date (the “Lock-Up”). For the avoidance of doubt, the Non Lock-Up Shares shall not be subject to the Lock-Up.

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4.                  Registration Rights. The Shares will be covered by that certain Registration Rights Agreement, in the agreed form attached as Exhibit B (Registration Rights Agreement), to be entered into on the NESR Closing Date between NESR and Olayan.

5.                  Listing of NESR Shares. NESR shall take all necessary action to cause the Shares to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the Closing.

6.                  Taxes. The Parties hereby agree and acknowledge that any transfer, stamp, stock transfer, documentary, registration, filing, recording and other similar taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto (“Conveyance Taxes”), that may be imposed as a result of the acquisition of the Olayan Company Shares by NESR from Olayan and/or the issuance of the Shares to Olayan as contemplated by this Agreement shall be borne entirely by NESR. Conveyance Taxes do not include any income taxes imposed upon a Party arising from the transactions contemplated by this Agreement, which income taxes shall be the sole responsibility of the Party upon whom the obligation is imposed by law. The Party or Parties required to do so by applicable law shall prepare and file (with the reasonable cooperation of the other Party) all necessary returns (including any information returns), reports, statements, declarations, estimates, schedules, notices, notifications, forms, certificates or other documents with respect to Conveyance Taxes. The Parties agree to cooperate in the execution and delivery of all instruments and certificates necessary to comply with any Conveyance Tax filing requirements or to be entitled to any exemptions from (or reductions in) Conveyance Taxes in connection with the acquisition of the Olayan Company Shares by NESR from Olayan and/or the issuance of the Shares to Olayan.

7.	Pre-Closing Covenants.

a.                   Olayan undertakes to NESR that it shall not dispose of or otherwise create, grant, extend or permit to subsist any Encumbrance over all or any portion of the Olayan Company Shares (other than to NESR pursuant to this Agreement) and that if any Encumbrance shall attach to such shares Olayan shall take all necessary measures to remove them before the NESR Closing Date.

b.                  Except with respect to this Agreement, between the Effective Date and the NESR Closing Date, Olayan shall not, and each of its representatives, directors, managers, employees, agents and advisors shall not:

i.	solicit, initiate, consider, encourage or accept any other proposals or offers from, or provide any information to, any party in respect of the sale of all or part of the Olayan Company Shares; or

ii.	enter into any agreement (or grant any option or right) to sell, transfer or otherwise legally and/or beneficially dispose of the Olayan Company Shares; or

iii.	enter into any discussions, conversations, negotiations or other communications with any third party in respect of the foregoing.

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c.                   From the date of this Agreement through the NESR Closing Date, NESR shall use all reasonable best efforts that are necessary or desirable for NESR to remain listed as a public company on, and for shares of NESR Common Stock to be tradable over, the applicable Nasdaq market(s) and such other exchange or trading market as the NESR Common Stock is then listed.

d.                  Olayan and NESR shall execute, perform and do (or procure to be executed, performed and done by third parties as necessary) all such deeds, documents, procedures, acts and things as are necessary for such Party to carry out the provisions of this Agreement and to consummate and make effective the transactions contemplated by this Agreement.

e.                   Each Party shall promptly (and in any event before the NESR Closing Date) notify the other Party in writing of anything of which the notifying Party is or becomes aware which renders, or is likely to render, any of its Warranties untrue, inaccurate or misleading.

8.	Undertaking, Representations and Warranties.

a.                   Each Party represents and warrants to the other Party that each of the following statements (“Warranties”) is true, accurate and not misleading as of the Effective Date and represents and warrants that they will be true, accurate and not misleading at the NESR Closing Date as if repeated immediately prior to the NESR Closing Date:

i.	It is duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and carry on its business.

ii.	It has full corporate power, legal capacity and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by it in connection with the consummation of the transactions contemplated hereby and thereby. The execution, delivery and performance by such Party of this Agreement have been duly authorized by all necessary corporate action on behalf of such Party. This Agreement has been duly executed and delivered by such Party and (assuming the due authorization, execution and delivery by the other Party hereto) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

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iii.	None of the execution and delivery by such Party of this Agreement, the consummation of the transactions contemplated hereby, or the compliance by such Party with any of the provisions hereof will conflict with, or result in violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under any provision of: (i) the certificate of incorporation and bylaws or comparable organizational documents of such Party; (ii) any Contract or Permit to which such Party is party or by which any of the properties or assets of such Party are bound; (iii) any Order of any Governmental Body applicable to such Party or by which any of the properties or assets of such Party are bound; or (iv) any applicable law.

iv.	No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any person or Governmental Body is required on the part of such Party in connection with the execution and delivery of this Agreement, the compliance by such Party with any of the provisions hereof or the consummation of the transactions contemplated hereby.

b.                  NESR warrants to Olayan that, except as publicly disclosed as of the date hereof, neither NESR nor any of its subsidiaries:

i.	has any outstanding liabilities other than supplier, debt, contract labor, or professional fees;

ii.	has any obligations or commitments of any nature whatsoever under or in connection with any agreement, arrangement or understanding;

iii.	is in breach of any applicable law, including in respect of any filings required to be made by it with the SEC; or

iv.	is party to any pending or threatened civil, criminal, arbitration, administrative or other proceedings against it.

c.                   NESR warrants to Olayan that all information contained in the Proxy, at the time: (i) the Proxy (or any amendment thereof or supplement thereto) is first mailed to the stockholders of NESR; (ii) of the NESR Stockholders’ Meeting; and (iii) of the Closing, will be true and accurate in all material respects and the Proxy will not fail to state any material fact required to be stated therein or necessary in order to make the statements therein complete and not misleading.

d.                  NESR warrants to Olayan that no Equity Stock has been issued or transferred by any member of NESR or its subsidiaries or agreed to be issued or transferred by NESR for a price that is less than $10 per Equity Stock, and NESR has not issued or agreed to issue any instrument that is convertible into, or exercisable or exchangeable for, or which gives the right to subscribe for, Equity Stock or that entitles its holder to be issued or subscribe for Equity Stock for a price that is less than $10 per Equity Stock.

e.                   The Warranties set forth in this section shall not in any respect be extinguished or affected by the Closing.

f.                    Each Party acknowledges that the other Party has entered into this Agreement in reliance on, among other things, the Warranties contained in this Agreement.

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9.	Indemnities.

a.                   Without prejudice to any other right or remedy available to Olayan, NESR agrees and undertakes to fully indemnify, keep indemnified and hold harmless Olayan from and against any losses, damages, liabilities, claims, taxes, diminution of value, interest, awards, judgments, penalties, costs or expenses (including legal and other professional fees, costs and out-of-pocket expenses incurred in investigating, preparing or defending the foregoing) (collectively, “Losses”) asserted against, suffered or incurred from time to time by Olayan arising out of or resulting from any breach of NESR’s covenants or agreements herein or any Warranty made by NESR in this Agreement.

b.                  Without prejudice to any other right or remedy available to NESR, Olayan agrees and undertakes to fully indemnify, keep indemnified and hold harmless NESR from and against any Losses asserted against, suffered or incurred from time to time by NESR arising out of or resulting from any breach of Olayan’s covenants or agreements herein or any Warranty made by Olayan in this Agreement.

c.                   NESR’s liability in respect of any indemnity claim against NESR, and Olayan’s liability in respect of any indemnity claim against Olayan, covered under a policy of insurance shall be reduced by any amount recovered under such policy of insurance which recovery the policy holder will make all reasonable efforts to obtain (net of expenses incurred in obtaining such recovery, including any insurance premium increase).

d.                  No Party shall be entitled to recover damages in respect of any Claim or otherwise obtain reimbursement or restitution more than once in respect of the same Loss.

e.                   Where the matter or default giving rise to a Claim is capable of remedy, the Indemnified Party (as defined below) shall procure that the Indemnifying Party (as defined below) is given the opportunity, within fifteen (15) business days after the date on which notice of such Claim is given to the Indemnifying Party to remedy the relevant matter or default (if capable of remedy).

f.                    Nothing in this section shall limit indemnification resulting from any fraud or willful misconduct on the part of NESR or Olayan.

10.	Indemnity Claims.

a.                   In respect of any claim for indemnification pursuant to Clause 9 (Indemnities) (a “Claim”) with respect to which a Party (the “Indemnifying Party”) is obligated to indemnify the other Party (the “Indemnified Party”):

i.	The Indemnified Party shall notify the Indemnifying Party in writing of any Claim within sixty (60) business days after the Indemnified Party becomes aware of the event giving rise to the Claim. The Indemnified Party shall in its notice to the Indemnifying Party specify the Claim amount, if known, and explain in reasonable detail (to the extent such information is available at the time of the relevant Claim) the matter which gives rise to the relevant Claim (although failure to give such detail shall not invalidate the notice of such Claim); provided that the failure to provide (or to timely provide) such notice will not affect the Indemnified Party’s right to indemnification;

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ii.	The Indemnifying Party, acting reasonably, following receipt of a Claim and in any event no later than thirty (30) days thereof, shall either:

A.	notify the Indemnified Party in writing that it intends to dispute the Claim, or

B.	accept such Claim and confirm the same in writing (the “Acceptance Letter”) and make payment to the Indemnified Party of the Claim in settlement of all liabilities arising from such Claim within a period of a further three (3) days from the date of the Acceptance Letter.

b.                  During a period of thirty (30) days following the giving of the notice by the Indemnifying Party under Clause 10.a.ii.A. (Indemnity Claims), NESR and Olayan shall attempt to resolve any differences which they may have with respect to any matters constituting the subject matter of such notice. If, at the end of such period, the Parties fail to reach an agreement in writing with respect to all such matters, then all matters as to which an agreement is not so reached may be resolved pursuant to Clause 20 (Governing Law and Jurisdiction).

c.                   The Indemnified Party shall not be entitled to initiate proceedings in respect of a Claim after the expiry of a term of twelve (12) months after the date on which the Indemnified Party gives notice pursuant to Clause 10.a.i. (Indemnity Claims) in relation to that Claim.

11.              Costs and Expenses. The costs and expenses incurred by the Parties in relation to the negotiation, preparation and consummation of this Agreement, including but not limited to respective attorneys’ fees in connection thereto shall be borne by the Party incurring such expenses.

12.              Investment Decisions. Olayan represents and warrants to NESR that Olayan is an accredited investor and that it has experience in dealing in investments similar to the acquisition of the Olayan Company Shares or the Shares. Olayan acknowledges and confirms that, with the exception of the Warranties made by NESR in this Agreement, it is not relying upon any representations made by NESR and that it is relying exclusively upon the terms of the Prospectus filed in connection with the IPO of NESR, the Proxy and its understanding of the business and financial affairs of the Company. Olayan has had the right to request from NESR any information that it may require to fully analyze this investment in the Company, and in NESR if the exchange occurs, and NESR will promptly share any requested information with Olayan available to NESR for Olayan to make its own investment decision, subject to the execution of a non-disclosure agreement before the information may be shared. Olayan understands that NESR shares are valued at an agreed price that could be in excess of or less than the market price of the NESR shares on the date of exchange.

13.              Successors, Transfers and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; and each Party shall have the right to assign this Agreement and its rights and obligations hereunder to an Affiliate upon written notice to the other Party; provided, however, that no such assignment shall relieve such Party of any of its obligations hereunder.

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14.              Amendment to the Agreement. This Agreement may be amended, waived or modified only by an instrument in writing signed by each of the Parties hereto.

15.              Counterparts. This Agreement may be executed in any number of counterparts. A Party may enter into this Agreement by executing a counterpart, but this Agreement shall not be effective until each Party has executed at least one (1) counterpart. Each counterpart shall constitute an original of this Agreement but all the counterparts together constitute the same instrument.

16.              Remedies and Waivers. No breach by either Party of any provision of this Agreement shall be waived or discharged, except with the express written consent of the other Party. No failure or delay by a Party in exercising any right, power or privilege under this Agreement or at law shall operate as a waiver of that right, power or privilege and no single or partial exercise by a Party of any right, power or privilege shall preclude any further exercise of that right, power or privilege or the exercise of any other right, power or privilege of such Party under this Agreement or any applicable laws. The rights, benefits and remedies provided in this Agreement are cumulative.

17.              Termination. This Agreement may be terminated (i) by Olayan if the Condition is not capable of being satisfied at any time or the Condition is not satisfied by June 30, 2018, (ii) by either Party if the SPA is terminated in accordance with its terms, or (iii) by a mutual written agreement signed by each of the Parties. Except for the provisions specifically provided for in this Agreement that shall survive termination, this Agreement shall forthwith become void and there shall be no further liability on the part of any Party for such termination.

18.              Invalidity. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

19.              Confidentiality. Each Party agrees that the terms of this Agreement shall be considered confidential information and the Parties shall not disclose the existence of this Agreement or any of its terms to any third party, either during the term of this Agreement or for a period of two (2) years following the NESR Closing Date, and only disclose such information to such of its directors, officers, employees, agents or professional advisers who have a need to know such information. The confidentiality provisions in this Clause 19 (Confidentiality) shall not apply if and to the extent that such disclosure is required for the purpose of any judicial proceedings or by any regulatory authority, governmental body or applicable securities exchange. The requirements of this Clause 19 (Confidentiality) shall survive termination of this Agreement.

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20.              Governing Law and Jurisdiction. The laws of the State of New York shall apply to construe and interpret the terms of this Agreement. In the event of any dispute or failure to perform by either Party, the Parties agree to submit any dispute to the federal courts of the State of New York for resolution, and each Party hereby agrees to and submits to any court with proper jurisdiction in the State of New York. Because damages may not be an adequate remedy for failure to perform, the Parties agree that either may seek injunctive relief for enforcement of the provision or this Agreement in the federal courts of the State of New York or any court of competent jurisdiction. The Parties agree that no bond shall be required by the Party seeking injunctive relief.

21.              NESR Trust. Olayan acknowledges that it has read the Prospectus and that NESR has established the NESR Trust from the proceeds of its initial public offering (“IPO”) and from certain private placements occurring simultaneously with the IPO for the benefit of NESR’s public shareholders (“Public Shareholders”) and certain parties (including the underwriters of the IPO) and that, except for a portion of the interest earned on the amounts held in the NESR Trust, NESR may disburse monies from the NESR Trust only: (i) to the Public Shareholders in the event they elect to redeem NESR common stock in connection with the consummation of NESR’s initial business combination (as such term is used in the Prospectus) (“business combination”), (ii) to the Public Shareholders if NESR fails to consummate a business combination within twenty-four (24) months from the closing of the IPO, (iii) in any amounts necessary to pay any taxes or (iv) to, or on behalf of, NESR after or concurrently with the consummation of a business combination. Olayan hereby agrees that it does not now and shall not at any time hereafter have (other than its rights upon Closing) any right, title, interest or claim of any kind pursuant to this Agreement in or to any monies in the NESR Trust or distributions therefrom, or make any claim prior to Closing against the NESR Trust, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability. Olayan hereby irrevocably waives any claims it may have under this Agreement against the NESR Trust (including any distributions therefrom) now or in the future as a result of, or arising out of, this Agreement and will not, prior to the Closing, seek recourse against the NESR Trust (including any distributions therefrom) in connection with any alleged breach of this Agreement. For the avoidance of doubt, this Clause 21 (NESR Trust) will be limited solely to this Agreement and shall not affect Olayan’s or its Affiliates’ (including Competrol Establishments’) other rights with respect to the NESR Trust under law, other agreements or otherwise, in effect prior to or after the date hereof. Further, for the avoidance of doubt, notwithstanding anything to the contrary contained herein, the waivers under this Clause 21 (NESR Trust) will continue to apply at and after the Closing to distributions made to redeeming Public Shareholders and for transaction expenses paid (including deferred expenses payable to NESR’s underwriters in connection with the IPO). Olayan agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by NESR to induce it to enter into this Agreement.

22.              Amendment to SPA. NESR agrees that it shall not agree to any amendment, supplement, change, modification or waiver of any term of the SPA (including the exhibits and schedules annexed thereto or referred to therein) without the prior written consent of Olayan.

[Signature Page to Follow]

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Agreed by the Parties or their duly authorized representatives on the date written above on the first page.

HANA INVESTMENTS CO. WLL

By:	/s/ Saleh A Al Enazi
Printed Name:	Saleh A Al Enazi
Title:	Authorized signatory

[Signature Page to Shares Purchase Exchange Agreement ]

Exhibit A

Relationship Agreement

EXECUTION VERSION

June 5, 2018

NATIONAL ENERGY SERVICES REUNITED CORP.

NESR HOLDINGS LIMITED

HANA INVESTMENTS CO. WLL

RELATIONSHIP AGREEMENT

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RELATIONSHIP AGREEMENT

dated June 5, 2018

PARTIES:

(1)	NATIONAL ENERGY SERVICES REUNITED CORP., a company existing under the laws of the British Virgin Islands with its registered address at 171 Main Street, Road Town, Tortola, VB 1110, British Virgin Islands (the “Company”);

(2)	NESR HOLDINGS LIMITED, a company existing under the laws of the British Virgin Islands with its registered address at 171 Main Street, Road Town, Tortola, VB 1110, British Virgin Islands (“NESR Holdings”); and

(3)	HANA INVESTMENTS CO. WLL, a company existing under the laws of Bahrain with its registered address at Office 205, Building 111, Manama Center, Road 383, Block 304, Bahrain (“Olayan”).

Words and expressions used in this Relationship Agreement (the “Agreement”) shall be interpreted in accordance with Schedule 1 (Definitions and Interpretation).

WHEREAS:

(A)	The Company, Olayan, NPS Holdings Limited (“NPS”), and the Selling Stockholders (as defined in the SPA) have entered into that certain Stock Purchase Agreement, dated as of November 12, 2017 (as may be amended, restated or supplemented from time to time, the “SPA”), pursuant to which Olayan acquired 83,660,878 shares, par value $1.00 per share, of NPS (the “NPS Shares”);

(B)	The Company and Olayan have entered into that certain Shares Purchase Exchange Agreement, dated as of June 5, 2018 (as may be amended, restated or supplemented from time to time, the “SPEA”), pursuant to which, on the NESR Closing Date, Olayan agreed to contribute the legal and beneficial ownership of the NPS Shares to the Company in exchange for the issuance by the Company of the Shares, on the terms and subject to the conditions set forth in the SPEA;

(C)	The Company, NESR Holdings and Olayan are entering into this Agreement in order to set out (i) certain rights to which Olayan will be entitled as a shareholder of the Company and (ii) certain obligations of NESR Holdings as a significant shareholder of the Company; and

(D)	In consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

IT IS AGREED:

1.	Commencement and Duration

All clauses and schedules in this Agreement shall take effect immediately upon the NESR Closing. Once in force, the provisions of this Agreement shall continue in force and shall bind the Parties from time to time until this Agreement is terminated.

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2.	Governance

2.1	As of the NESR Closing, the Company and NESR Holdings shall take all Necessary Action to cause the Board to include, so long as Olayan and its Affiliates collectively hold, in the aggregate, at least 6,879,225 Common Shares (subject to appropriate adjustment for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof) one Director nominated by Olayan (the “Olayan Nominee”). Olayan shall have the right to propose to remove any such Olayan Nominee and nominate another person in his/her place for so long as Olayan and its Affiliates hold the applicable number of Common Shares specified in this Section 2.1. The first Olayan Nominee shall be Hala Zeibak.

2.2	As of the NESR Closing, Olayan shall have the right to nominate, and the Company and NESR Holdings shall take all Necessary Action to cause the Company senior management to include, one Executive Vice President designated by Olayan who shall oversee all of the Company’s operations (the “Olayan EVP”). If the Olayan EVP is removed, resigns or otherwise ceases employment for any reason, Olayan shall have the right to propose to the Board a replacement so long as Olayan and its Affiliates collectively hold, in the aggregate, the number of Common Shares specified in Section 2.1 hereof; provided, however, that the appointment of each replacement shall be subject to the approval of the Board. The Olayan EVP shall report directly to the Company Chief Executive Officer.

2.3	The Company and NESR Holdings shall take all Necessary Action to procure that the appointment of the Olayan Nominee, Hala Zeibak, is proposed to and recommended for approval by the Company’s shareholders at the 2018 annual general meeting of the Company (the “2018 AGM”) or at any other general meeting of the Company held before the 2018 AGM. The Company and NESR Holdings shall procure that the appointment of the Olayan Nominee to the Board is proposed to and recommended for approval by the Company’s shareholders at each subsequent annual general meeting of the Company so as to ensure the appointment or re-appointment of the Olayan Nominee pursuant to the terms hereof.

2.4	If any Olayan Nominee is not elected at the applicable annual general meeting of the Company referred to in Section 2.3 above, Olayan shall have the right to propose a replacement Olayan Nominee for appointment to the Board. The Company and NESR Holdings shall take all Necessary Action to ensure that such replacement Olayan Nominee is proposed to and recommended at the next shareholders meeting of the Company. The process set out in this Section 2.4 shall be repeated until the replacement Olayan Nominee is appointed to the Board.

2.5	In addition, if Olayan wishes to remove any Olayan Nominee and nominate another person in his/her place pursuant to Section 2, the Company and NESR Holdings shall take all Necessary Action to appoint such replacement Olayan Nominee to the Board as soon as possible and in any event shall take all Necessary Action to propose and recommend the appointment of such replacement at the next annual general meeting of the Company following any such nomination.

2.6	During any period between the NESR Closing and the appointment of the Olayan Nominee to the Board, the Olayan Nominee shall, for so long as Olayan shall have the right to an Olayan Nominee, be entitled to attend meetings of the Board in the capacity of an observer with the right to speak and participate in discussions of the Board, but without any voting rights, and the Company shall provide the Olayan Nominee with written notice of all Board Meetings and all Board papers on the same basis as notices and Board papers are provided to the Directors.

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2.7	Olayan acknowledges that the Company will require:
(a)	the Olayan Nominee appointed to the Board and any committee of the Board to accept in writing, on substantially the same terms as accepted in writing by the other non-executive Directors, to be bound by and duly comply with applicable Law and the Articles;
(b)	the Olayan Nominee appointed to the Board to accept in writing, on substantially the same terms as accepted in writing by the other non-executive members of the Board or such committees, to keep confidential all information regarding the Company Group of which they become aware in their respective capacities; and
(c)	any Olayan Nominee that acts as an observer, to accept in writing, to keep confidential all information regarding the Company Group of which he/she become aware in his/her capacity.

2.8	If any Olayan Nominee dies, resigns, retires or is incapacitated and is removed as a Director, Olayan shall have the right to appoint another Director in accordance with this Section 2.

2.9	The Olayan Nominee may be appointed to committees of the Company as such Olayan Nominee may qualify, subject to Board approval.

2.10	The Company shall purchase and maintain with a reputable insurer insurance effective from and including the NESR Closing Date, for or for the benefit of any person who is or was at any time a Director or director or officer of any member of the Company Group, including insurance against, subject to Law, any liability incurred by or attaching to him/her in respect of any act or omission in the actual or purported exercise of his/her powers, in each case from and including the NESR Closing Date (or, if later, the date of appointment of such Director or director or officer of any member of the Company Group), and otherwise in relation to his/her duties, powers or offices in relation to any member of the Company Group (and all costs, charges, losses, expenses and liabilities incurred by him/her in relation thereto).

2.11	NESR Holdings shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to the Common Shares if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with holders of Common Shares that are not Parties to this Agreement or otherwise).

2.12	In addition to the rights of Olayan with respect to the Olayan Nominee set forth in this Section 2, Olayan shall have the right to request that Company management nominate a second person selected by Olayan (“Second Director”) for election to the Board. The person nominated shall be submitted by management for consideration by the Board, in the case of a replacement Director or Board expansion to accommodate the Second Director, or by the Company shareholders, in the case of an annual general meeting election; provided that management consents to the person selected, which consent shall not be unreasonably withheld. The actual election of a requested Second Director, or expansion of the size of the Board, shall be subject to the discretion of the Board or the Company shareholders, as the case may be.

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3.	Lock-Up

3.1	Olayan agrees with the Company that for a period of six (6) months from the NESR Closing Date (the “Lock-Up Period”), Olayan shall not, and will cause its Affiliates to which Olayan transfers any Lock-Up Shares not to, directly or indirectly (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Lock-Up Shares; (ii) offer, sell, issue, contract to sell or grant any option, right or warrant to purchase the Lock-Up Shares or securities convertible into or exchangeable for the Lock-Up Shares; or (iii) enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or securities convertible into or exchangeable for any Lock-Up Shares, whether any such aforementioned transaction is to be settled by delivery of Lock-Up Shares or such other securities, in cash or otherwise. The provisions of this Section 3 shall not prevent Olayan from granting security in respect of any Lock-Up Shares to any provider of finance to Olayan or any Affiliate of Olayan; provided Olayan shall remain entitled to vote in respect of the Lock-Up Shares upon the grant of such security.

3.2	Each of NESR Holdings and the Company represents, warrants and agrees that (i) they have not entered into any agreement with any of the Selling Stockholders prohibiting any form of disposition of any interest in the Common Shares (“lock-up agreement”) that has a shorter duration than the Lock-Up Period; (ii) each such lock- up agreement is in full force and effect and shall not be waived by any party thereto; and (iii) all officers, directors, affiliates and shareholders holding five percent (5%) or more of the Common Shares acquired in private sale transactions that have any contractual restrictions as a legally valid and binding lock-up agreement have terms with the same duration or a longer duration than the Lock-Up Period, except as otherwise disclosed in the Proxy Statement.

4.	Confidentiality

4.1	The Parties shall keep confidential any information which relates to the contents of, and negotiations leading to, this Agreement (or any agreement, disclosures or arrangement entered into pursuant to this Agreement) (all such information being “Confidential Information”).

4.2	The obligations under Section 4.1 do not apply to:
(a)	any disclosure of information which is expressly consented to in writing by each of the Parties prior to such disclosure being made (or, if the information only relates to one Party, which is expressly consented to in writing by such Party);
(b)	disclosure (subject to Section 4.3) in confidence by any Party to its Affiliates or to such Party’s and its Affiliates’ directors, officers, employees, agents and advisers (together the “Representatives” and each a “Representative”);

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(c)	disclosure of information to the extent required by Law or by any stock exchange or Governmental Authority, or to the extent reasonably required for the purpose of managing the tax affairs of Olayan (or any of its Affiliates), NESR Holdings (or any of its Affiliates) or any member of the Company Group;
(d)	disclosure of information on a confidential basis to a bank or financial adviser of Olayan or one or more bona fide potential purchasers of Shareholder Instruments or any securities in Olayan or in any of its Affiliates;
(e)	disclosure of information which was lawfully in the possession of each of the Parties or any of their Representatives without any obligation of secrecy prior to it being received or held;
(f)	disclosure of any information which has previously become publicly available other than through any Party’s fault (or that of its Representatives) (as applicable);
(g)	disclosure required for the purposes of any arbitral or judicial proceedings arising out of this Agreement;
(h)	disclosure required pursuant to the terms of this Agreement; or
(i)	any announcement made in accordance with Section 5.

4.3	Each of the Parties shall inform any Representatives to whom it provides Confidential Information that such information is confidential and shall instruct each such Representative:
(a)	to keep it confidential;
(b)	not to use it for its own business purposes; and
(c)	not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with this Agreement).

4.4	The disclosing party shall be responsible for any breach of this Section 4.4 by a Representative to whom it provides any Confidential Information as if the disclosing party were the party that had breached this Section 4.4.

5.	Announcements

5.1	Subject to Section 5.2, unless otherwise agreed in writing, no Party (nor any of its Connected Persons) shall make any announcement or issue any communication in connection with the existence or subject matter of this Agreement.

5.2	The restriction in Section 5.1 shall not apply to the extent that the announcement or communication is required by Law, by any stock exchange or by any Governmental Authority. In this case, the Party making the announcement or issuing the communication shall, as far as reasonably practicable:
(a)	use reasonable endeavors to consult with the other Parties in advance as to what form it takes, what it contains and when it is issued;

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(b)	take into account the relevant Party’s reasonable requirements; and
(c)	announce and/or disclose (as applicable) only the minimum amount of Confidential Information that is required to be announced and/or disclosed (as applicable) and use reasonable endeavors to assist the relevant Party in respect of any reasonable action that they may take to resist or limit such announcement and/or the issuance of such circular (as applicable).

6.	Notices

6.1	All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such Party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

6.2	The addresses and e-mail addresses of the Parties for the purpose of Section 6.1 are:

Company For the attention of: Sherif Foda	Address: 777 Post Oak Blvd Suite 730 Houston, Texas 77056 United States	E-mail: sfoda@nesrco.com

NESR Holdings For the attention of: Sherif Foda	Address: 777 Post Oak Blvd., Suite 730 Houston, Texas 77056 United States	E-mail: sfoda@nesrco.com

Olayan For the attention of: Fadi Otaqui	Address: Hana Investments Co. WLL P.O. Box 8772 Riyadh, 11492, Saudi Arabia	E-mail: F.Otaqui@olayangroup.com

7.	Costs and Interest

7.1	Each of the Parties shall be responsible for its own costs, charges and expenses (including taxation) incurred in connection with negotiating, preparing and implementing this Agreement and the transactions contemplated by it.

7.2	The Company shall reimburse additional expenses of Olayan in the amount equal to $2,400,000, either by wire transfer of immediately available funds or through the issuance to Olayan or its designated Affiliate of an equivalent amount in Common Shares valued at $11.244 per share, in the sole discretion of the Company.

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8.	Whole Agreement

8.1	This Agreement sets out the whole agreement between the Parties in respect of the subject matter of this Agreement and supersedes any previous draft, agreement, arrangement or understanding between them, whether in writing or not, relating to it. In particular it is agreed that:
(a)	no Party has relied on or shall have any claim or remedy arising under or in connection with any statement, representation, warranty or undertaking, made by or on behalf of any other Party (or any of its Connected Persons) in relation to the subject matter of this Agreement that is not expressly set out in this Agreement;
(b)	any terms or conditions implied by Law in any jurisdiction in relation to the subject matter of this Agreement are excluded to the fullest extent permitted by Law or, if incapable of exclusion, any rights or remedies in relation to them are irrevocably waived;
(c)	the only right or remedy of a Party in relation to any provision of this Agreement shall be for breach of this Agreement; and
(d)	except for any liability in respect of a breach of this Agreement, no Party (nor any of its Connected Persons) shall owe any duty of care or have any liability in tort or otherwise to any other Party (or its respective Connected Persons) in relation to the subject matter of this Agreement.

8.2	Nothing in Section 8.1 shall limit any liability for (or remedy in respect of) fraud or fraudulent misrepresentation.

8.3	Each Party agrees to the terms of this Section 8 on its own behalf and as agent for each of its Connected Persons.

9.	Assignment

None of the Parties may assign, transfer, charge or otherwise deal with any of its rights or obligations under this Agreement nor grant, declare, create or dispose of any right or interest in it, in whole or in part; provided, however, that Olayan may assign its rights and obligations under this Agreement to its Affiliates. Any purported assignment in contravention of this Section 9 shall be void.

10.	Variations

10.1	No variation of this Agreement shall be valid unless it is in writing and duly executed by or on behalf of the Parties.

10.2	If this Agreement is varied:
(a)	the variation shall not constitute a general waiver of any provisions of this Agreement;
(b)	the variation shall not affect any rights, obligations or liabilities under this Agreement that have already accrued up to the date of variation; and

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(c)	the rights and obligations of the Parties under this Agreement shall remain in full force and effect, except as, and only to the extent that, they are so varied.

11.	Invalid Terms

11.1	Each of the provisions of this Agreement is severable.

11.2	If and to the extent that any provision of this Agreement:
(a)	is held to be, or becomes, invalid or unenforceable under the Law of any jurisdiction; but
(b)	would be valid, binding and enforceable if some part of the provision were deleted or amended,

then the provision shall apply with the minimum modifications necessary to make it valid, binding and enforceable. All other provisions of this Agreement shall remain in force.

11.3	The Parties shall negotiate in good faith to amend or replace any invalid, void or unenforceable provision with a valid, binding and enforceable substitute provision or provisions, so that, after the amendment or replacement, the commercial effect of the Agreement is as close as possible to the effect it would have had if the relevant provision had not been invalid, void or unenforceable.

12.	termination

This Agreement is conditional upon the occurrence of the NESR Closing according to the terms set forth in the SPA, without which occurrence this Agreement is null and void. Otherwise, this Agreement may be terminated only by a mutual written agreement signed by each of the Parties. Except for the provisions specifically provided for in this Agreement that shall survive termination, this Agreement shall forthwith become void and there shall be no further liability on the part of any Party for such termination.

13.	Enforceability, Rights and Remedies

13.1	Any waiver of, or election whether or not to enforce, any right or remedy provided under or pursuant to this Agreement or by Law must be in writing, and no waiver or election shall be inferred from a Party’s conduct. Any such waiver shall not be, or be deemed to be, a waiver of any subsequent breach or default.

13.2	Except as expressly provided in this Agreement, no failure or delay by any Party in exercising any right or remedy relating to this Agreement or by Law shall impair such right or remedy or operate or be construed as a waiver or variation of it or be treated as an election not to exercise such right or remedy or preclude its exercise at any subsequent time. No single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

13.3	A Party that waives a right or remedy provided under this Agreement or by Law in relation to one Party, or takes or fails to take any action against that Party, does not affect its rights in relation to any other Party.

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13.4	The rights and remedies of each of the Parties under or pursuant to this Agreement are cumulative, may be exercised as often as such Party considers appropriate and are in addition to its rights and remedies under Law.

14.	Counterparts

This Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Agreement by e-mail attachment shall be an effective mode of delivery.

15.	Governing Law

This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of- law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

16.	Jurisdiction; WAIVER OF TRIAL BY JURY

16.1	In the event of any dispute or failure to perform by any Party, the Parties agree to submit any dispute to the federal courts of the State of New York for resolution, and each Party hereby agrees to and submits to any court with proper jurisdiction in the State of New York. Because damages may not be an adequate remedy for failure to perform, the Parties agree that they may seek injunctive relief for enforcement of the provision or this Agreement in the federal courts of the State of New York or any court of competent jurisdiction. The Parties agree that no bond shall be required by the Party seeking injunctive relief.

16.2	Each Party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Parties in the negotiation, administration, performance or enforcement hereof.

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SCHEDULE 1
DEFINITIONS AND INTERPRETATION

1.	Definitions. In this Agreement, the following words and expressions shall have the following meaning:

“2018 AGM” has the meaning given to it in Section 2.3;

“Affiliate” with respect to any person, means any other person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with, such person;

“Articles” means the Company articles of association, as amended from time to time; “Board” means the board of directors of the Company;

“Board Meeting” means a meeting of the Board duly convened in accordance with the Articles;

“Business Day” means any day of the year except Friday, Saturday and Sunday on which national banking institutions in the UAE and New York, United States of America are open to the public for conducting general commercial business and are not required or authorized to close;

“Common Shares” means the ordinary shares with no par value of the Company;

“Company Group” means the Company and all entities controlled by the Company from time to time;

“Confidential Information” has the meaning given to it in Section 4.1;

“Connected Persons” means, in relation to a Party, any Affiliate of that Party and any officer, employee, agent, adviser or representative of that Party or any of its Affiliates, in each case, from time to time;

“control” means, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and “controlled,” and “controlling” shall be construed accordingly;

“Directors” means the directors of the Company from time to time;

“Governmental Authority” means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private);

“Law” means any applicable statute, law, rule, regulation, guideline, ordinance, code, policy or rule of common law issued, administered or enforced by any Governmental Authority, or any judicial or administrative interpretation thereof including the rules of any stock exchange;

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“Lock-Up Period” has the meaning given to it in Section 3.1;

“Lock-Up Shares” has the meaning given to such term in the SPEA;

“Necessary Action” means with respect to a specified result, all actions (to the extent such actions are permitted by Law and, in the case of any action by the Company that requires a vote or other action on the part of the Board, to the extent such action is consistent with the fiduciary duties that the Directors may have in such capacity) necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to Common Shares, (ii) causing the adoption of shareholders’ resolutions and amendments to the Articles of the Company, (iii) executing agreements and instruments, and (iv) making or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result;

“NESR Closing” has the meaning given to such term in the SPA; “NESR Closing Date” has the meaning given to such term in the SPA;

“NESR Holdings” has the meaning given to it in the Preamble of this Agreement; “NPS” has the meaning given to it in the Recitals of this Agreement;

“NPS Shares” has the meaning given to it in the Recitals of this Agreement; “Olayan” has the meaning given to it in the Preamble of this Agreement; “Olayan EVP” has the meaning given to it in Section 2.2 of this Agreement;

“Olayan Nominee” has the meaning given to it in Section 2.1;

“Parties” means the parties to this Agreement from time to time (including any person who at the relevant time is a party to, or has agreed to be bound by, this Agreement);

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof;

“Proxy Statement” means the submission by the Company to the U.S. Securities and Exchange Commission to request approval by the shareholders of the Company to approve the transaction contemplated by the SPA;

“Representative” has the meaning given to it in Section 4.2(b);

“Shareholder Instrument” means:

(a)	any Common Shares;

(b)	any shares in the capital of any of the subsidiaries of the Company;

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(c)	any instrument, document or security granting a right of subscription for, or conversion into Common Shares or shares in the capital of any of the subsidiaries of the Company; and

(d)	loan stock or any other instrument or security evidencing indebtedness issued by any member of the Company Group (excluding any third-party debt financings);

“Shares” has the meaning given to it in the SPEA;

“SPA” has the meaning given to it in the Recitals of this Agreement; and

“SPEA” has the meaning given to it in the Recitals of this Agreement.

2.	Interpretation. In this Agreement, unless the context otherwise requires:
(a)	headings do not affect the interpretation of this Agreement; the singular shall include the plural and vice versa; and references to one gender include all genders;
(b)	references to $ are references to the lawful currency from time to time of the United States;
(c)	any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;
(d)	“herein”, “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and
(e)	if there is any inconsistency between any definition set out in this Schedule and a definition set out in any section or any other Schedule, then, for the purposes of construing that section or Schedule, the definition set out in that section or Schedule shall prevail.

3.	Where any obligation in this Agreement is expressed to be undertaken or assumed by any Party, that obligation is to be construed as requiring the Party concerned to exercise all rights and powers of control over the affairs of any other person which it is able to exercise (whether directly or indirectly) in order to secure performance of the obligation.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

NATIONAL ENERGY SERVICES REUNITED CORP.

By:
Name:
Title:

NESR HOLDINGS:

NESR HOLDINGS LIMITED

By:
Name:
Title:

OLAYAN:

HANA INVESTMENTS CO. WLL LTD.

By:
Name:
Title:

[Signature Page to the Relationship Agreement]

Exhibit B

Registration Rights Agreement

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into on June 5, 2018 by and between National Energy Services Reunited Corp., a British Virgin Islands company (the “Company”), and Hana Investments Co. WLL, formed under the laws of Bahrain (“Olayan”) (each of Olayan and the Company to be referenced hereinafter as a “Party” or collectively as “Parties”).

WHEREAS, the Company, Olayan, NPS Holdings Limited (“NPS”) and OFS Investments Limited, Arab Petroleum Investments Corporation, Castle SPC Limited, Al Nowais Investments LLC, Abdulaziz Aldelaimi and Fahad Abdulla Bindekhayel entered into that certain Stock Purchase Agreement, dated as of November 12, 2017 (the “SPA”), pursuant to which Olayan agreed to acquire 83,660,878 shares, $1.00 par value per share, of NPS (the “NPS Shares”);

WHEREAS, pursuant to the SPA, the Company has agreed to Olayan and its subsidiaries and affiliates certain registration and other rights in the United States with respect to the Registrable Securities; and

WHEREAS, on the date hereof, the Company and Olayan entered into that certain Shares Purchase Exchange Agreement (“SPEA”) pursuant to which, on the NESR Closing Date, Olayan agreed to contribute the legal and beneficial ownership of the NPS Shares to the Company in exchange for the issuance by the Company of the Shares (as defined in the SPEA) on the terms and subject to the conditions set out in the SPEA.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1       Definitions. The following capitalized terms used herein have the following meanings. Any defined terms used in this Registration Rights Agreement and not defined herein shall have the same meaning as in the SPA:

“Approved Context” is defined in Section 2.8.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the preamble of this Registration Rights Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Filing Date” is defined in Section 2.4.1.

“Form S-3” is defined in Section 2.3.

“Holder Information” is defined in Section 2.8.

“Indemnified Party” is defined in Section 3.3.

“Indemnifying Party” is defined in Section 3.3.

“Initiating Holder” is defined in Section 2.1.1.

“Investor Indemnified Party” is defined in Section 3.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“NESR Closing Date” is defined in the SPA.

“NPS Shares” is defined in the Recitals of this Registration Rights Agreement.

“Olayan” is defined in the preamble of this Registration Rights Agreement.

“Ordinary Share” means the ordinary share of the Company, no par value.

“Partner Distribution” is defined in Section 2.4.4.

“Party” or “Parties” is defined in the preamble of this Registration Rights Agreement.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Piggy-Back Registration” is defined in Section 2.2.1

“Pro Rata” is defined in Section 2.1.4.

“register,” “registered” and “registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.

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“Registrable Securities” means (i) the Shares and (ii) any other ordinary shares, of no par value, of the Company held by Olayan or any of its subsidiaries or affiliates at any time (including those held as a result of, or issuable upon, the conversion or exercise of options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), or depositary receipts or depositary shares representing or evidencing, Ordinary Shares (including, without limitation, any note or debt security convertible into or exchangeable for Ordinary Shares), whether now owned or acquired by Olayan at a later time. Registrable Securities include any warrants, shares of capital or other securities of the Company (or any successor thereto) issued as a dividend or other distribution with respect to or in exchange for or in replacement of any of the securities referenced in the prior sentence. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations or any other limitation or restriction imposed by Rule 144 under the Securities Act.

“Registration Rights Agreement” means this agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4, Form F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Resale Shelf Period” is defined in Section 2.4.2.

“Resale Shelf Registration Statement” is defined in Section 2.4.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Shelf Offering” is defined in Section 2.3.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on either (a) Form S-3 or Form F-3 (or any successor form or other appropriate form under the Securities Act) or (b) if the Company is not permitted to file a Registration Statement on Form S-3 or Form F-3, an evergreen Registration Statement on Form S-1 or Form F-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“SPA” is defined in the Recitals of this Registration Rights Agreement.

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“SPEA” is defined in the Recitals of this Registration Rights Agreement.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

ARTICLE 2

REGISTRATION RIGHTS

2.1	Demand Registration.

2.1.1        Request for Registration.

(a)               At any time and from time to time on or after the NESR Closing Date, Olayan may make a written demand (such holder, the “Initiating Holder”) for registration under the Securities Act of all or part of its Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be registered and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, including, without limitation, the Initiating Holder(s), a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 2.5.1(a). Olayan shall be entitled to cause the Company to effect up to two (2) Demand Registrations under this Section 2.1.1.

(b)               the Company shall file the registration statement in respect of a Demand Registration as soon as practicable and, in any event, within sixty (60) days after receiving a request for a Demand Registration and shall use reasonable best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, however, that:

(i)                 the Company shall not be obligated to effect a Demand Registration pursuant to Section 2.1.1(a) within sixty (60) days after the effective date of a previous Demand Registration, other than a Shelf Registration Statement or Resale Shelf Registration Statement; and

(ii)               the Company shall not be obligated to effect a Demand Registration pursuant to Section 2.1.1(a) unless such demand request is for a number of Registrable Securities with a market value that is equal to at least $25,000,000 as of the date of such request.

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2.1.2        Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Registration Rights Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided further that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3        Underwritten Offering. If the Initiating Holder so elects and such holder so advises the Company as part of its written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the Initiating Holder.

2.1.4        Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Ordinary Shares or other securities which the Company desires to sell and the Ordinary Shares, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

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Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate, directly or indirectly, in any such registration to the extent that the managing Underwriter or Underwriters (or, in the case of any offering that is not underwritten, a nationally recognized investment banking firm) determines in good faith that the participation of such employee in such registration would adversely affect the marketability or offering price of the securities being sold in such registration.

2.1.5        Withdrawal. If any Demanding Holder disapproves of the terms of any underwriting or is not entitled to include all of its Registrable Securities in any offering, such Demanding Holder may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of its request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration or, if later, prior to the pricing date of the applicable offering. If the Initiating Holder withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1 by such Initiating Holder; provided that, if the registration is completed, then the demand request will be considered to have been made by the Demanding Holder that sells the greatest number of Registrable Securities in the offering or, if such Demanding Holder is not entitled to any demands, to the Demanding Holder that sells the next greatest number of shares.

2.2	Piggy-Back Registration.

2.2.1        Piggy-Back Rights. If at any time on or after the NESR Closing Date the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

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2.2.2        Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy- Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of Ordinary Shares which the Company desires to sell, taken together with the Registrable Securities as to which registration has been requested under this Section 2.2 and the Ordinary Shares, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a)               if the registration is undertaken for the Company’s account: (A) first, the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Ordinary Shares or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

(b)               if the registration is a “demand” registration undertaken at the demand of persons other than the holders of Registrable Securities, (A) first, the Ordinary Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), collectively the Ordinary Shares or other securities comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

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2.2.3        Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement or, if later, prior to the pricing date of the applicable offering. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 2.7.

2.3              Registrations on Form S-3. The holders of Registrable Securities may, at any time and from time to time, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or Form F-3 (as applicable) or any similar short-form registration to the extent available at such time, including, without limitation, an automatic shelf registration available to well-known seasoned issuers (“Form S-3”). Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company. At any time that a Form S-3 is effective, if Olayan delivers a notice to the Company stating that it intends to effect an underwritten offering or distribution of all or part of its Registrable Securities included by it on any Form S-3 (a “Shelf Offering”), then the Company shall amend or supplement the Form S-3 as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering. If the managing Underwriter or Underwriters for a Shelf Offering that is to be an underwritten offering advises the Company and the selling holders of Registrable Securities in writing that the dollar amount or number of shares of Registrable Securities which the selling holders desire to sell, taken together with all other Ordinary Shares or other securities which the Company desires to sell and the Ordinary Shares, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other shareholders of the Company who desire to sell, exceeds the Maximum Number of Shares, then the Company shall include shares in such registration in the manner provided for in Section 2.1.4. The Company shall not be obligated to effect any Shelf Offering or registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

2.4	Resale Shelf Registration.

2.4.1        Filing. As promptly as practicable following the NESR Closing Date, but in any event within four (4) months following the NESR Closing Date (the “Filing Date”), the Company shall file with the Commission a Shelf Registration Statement relating to the offer and sale of all Registrable Securities owned by Olayan (the “Resale Shelf Registration Statement”). If any Resale Shelf Registration Statement is filed before the time that is thirty (30) days after the NESR Closing Date, then Company shall cause to be registered the Registrable Securities in such Resale Shelf Registration Statement.

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2.4.2        Continued Effectiveness. The Company shall use its commercially reasonable efforts to have the Resale Shelf Registration Statement declared effective as soon as practicable after the filing thereof, but in no event later than thirty (30) days after the Filing Date (or one hundred twenty (120) days after the Filing Date if the Commission notifies the Company that it will “review” the Resale Shelf Registration Statement). The Company shall use its commercially reasonable efforts to maintain the effectiveness of the Resale Shelf Registration Statement or any Subsequent Shelf Registration (as defined below) until such time as all Registrable Securities have been sold pursuant to the Resale Shelf Registration Statement or a Subsequent Shelf Registration (but in no event for a shorter period than the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder) (such required period(s) of effectiveness, collectively, the “Resale Shelf Period”). Subject to Section 2.6, the Company shall not be deemed to have used commercially reasonable efforts to keep the Resale Shelf Registration Statement effective during the Resale Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in the holders of Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Resale Shelf Registration Statement during the Resale Shelf Period, unless such action or omission is required by applicable law. The filing of the Resale Registration Statement and offers and sales thereunder shall not be deemed to be a Demand Registration pursuant to this Registration Rights Agreement. The holders of Registrable Securities shall be eligible to sell their Registrable Securities pursuant to such Resale Registration Statement from time to time on one or more occasions, including, without limitation, through one or more underwritten offerings.

2.4.3        Subsequent Shelf Registration. If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Resale Shelf Period, the Company shall use its reasonable best efforts as promptly as is reasonably practicable to cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts as promptly as is reasonably practicable to amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement (a “Subsequent Shelf Registration”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the holders thereof of all securities that are Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (x) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (y) keep such Subsequent Shelf Registration continuously effective and usable until the end of the Resale Shelf Period. Any such Subsequent Shelf Registration shall be a registration statement on Form S-3 or Form F-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the holders in accordance with any reasonable method of distribution elected by Olayan or for sale by the Company, as the case may be.

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2.4.4        Partner Distribution. Notwithstanding anything contained herein to the contrary, the Company hereby agrees that (i) the Resale Shelf Registration Statement and any Subsequent Shelf Registration shall contain all language (including, without limitation, on the prospectus cover page, the principal shareholder chart and the plan of distribution) as may reasonably be requested by Olayan to allow for a distribution of Registrable Securities to, and resale by, the direct and indirect affiliates, partners, members, shareholders, directors, employees or consultants of Olayan (a “Partner Distribution”) and (ii) the Company shall, at the reasonable request of Olayan to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably requested to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by Olayan to effect such Partner Distribution (including the ability for the distributees to resell such Registrable Securities), including naming in a prospectus supplement or post-effective amendment all of the affiliates, partners, members, shareholders, directors, employees or consultants of Olayan who receive securities in the Partner Distribution so that they may resell the securities received. Any Ordinary Shares distributed pursuant to a Partner Distribution shall remain “Registrable Securities” until they are sold or transferred by the recipients thereof.

2.4.5        Block Trades. Notwithstanding anything stated in this Registration Rights Agreement to the contrary, in the event that Olayan wishes to engage in an underwritten block trade or overnight bought deal (or other similar registered offering), Olayan shall not be required to give more than one (1) day’s notice of the transaction to any other holder or the Company, but shall endeavor to work with the Company, Olayan and the applicable underwriters sufficiently in advance of the launch date of such transaction in order to prepare the requisite documentation and prospectus supplement necessary in order to implement such offering. For the avoidance of doubt, the Initiating Holder with respect to such underwritten block trade or overnight bought deal (or other similar registered offering) shall determine the launch date for such transaction.

2.5	Registration Procedures.

2.5.1        Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Article 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

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(a)               Filing Registration Statement. The Company shall use its best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1 or a request pursuant to Section 2.3, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective and use its best efforts to keep it effective for the period required by Section 2.5.1(c); provided, however, that the Company shall have the right to defer any Demand Registration for up to seventy-five (75) days, such that any obligations of Company pursuant to a Demand Registration shall be extended by up to seventy-five (75) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates; provided further, however, that the Company shall not have the right to exercise the right set forth in the immediately preceding proviso more than once in any three hundred and sixty-five (365)-day period in respect of a Demand Registration hereunder.

(b)               Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

(c)               Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn or until such time as the Registrable Securities cease to be Registrable Securities.

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(d)               Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment, and promptly deliver to holders of Registrable Securities and their counsel any written comments received from the Commission with respect to the Registration Statement, Prospectus or any amendment or supplement thereto; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

(e)               State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, or subject itself to taxation in any such jurisdiction.

(f)                Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including using commercially reasonable efforts to cause its counsel and auditors to provide the Underwriters with legal opinions and comfort letters reasonably requested by the Underwriters. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

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(g)               Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

(h)               Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

(i)                 Opinions and Comfort Letters. The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

(j)                 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

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(k)               Listing. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

(l)                 Road Show. If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $25,000,000, the Company shall use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any underwritten offering.

(m)             Removal of Restrictive Legends. The Company shall cooperate with the selling holders of Registrable Securities and the managing Underwriter or Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends.

2.6              Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5.1(d)(iv), each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 2.5.1(d). In addition, in the case of a resale registration pursuant to Section 2.3 or Section 2.4 hereof, in the event that a holder of Registrable Securities is an insider subject to the Company’s insider trading compliance program, upon any suspension by the Company pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, then each such insider shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the restriction on the ability of “insiders” to transact in the Company’s securities is removed. In either case, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

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2.7              Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration effected pursuant to Section 2.3 or Section 2.4, and all expenses incurred in performing or complying with its other obligations under this Registration Rights Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 2.5.1(k); (vi) any other fees and expenses associated with filings required to be made with the Financial Industry Regulatory Authority or any other regulatory authority; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 2.5.1(i); (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration; and (ix) the reasonable fees and expenses of one (1) legal counsel for Olayan in connection with any such registration or offering (together with any local counsel). The Company shall have no obligation to pay any underwriting fees, including discounts or selling commissions, attributable to the Registrable Securities being sold by the holders thereof, which underwriting fees shall be borne by such holders. The holders shall not be required to pay any other costs or expenses in connection with any registration or offering made pursuant to this Registration Rights Agreement, other than their pro rata portion of underwriting discounts or selling commissions and any fees and expenses of legal counsel not otherwise paid by the Company pursuant to this Section 2.7.

2.8              Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Article 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws; provided, however, that under no circumstances will the Company be permitted to file any Registration Statement, amendment or supplement incorporating any information or affidavits supplied by any holder of Registrable Securities or using the holder’s name (collectively, the “Holder Information”) unless (i) such Holder Information is incorporated verbatim as supplied by the holder (or in the case of the holder’s name, incorporated exactly and only in the context consented to by the holder (the “Approved Context”)) or (ii) the holder has consented in writing to any modification to such Holder Information (or, in the case of the holder’s name, has consented to use in a context broader than the Approved Context).

ARTICLE 3

INDEMNIFICATION AND CONTRIBUTION

3.1              Indemnification by the Company. The Company agrees to indemnify and hold harmless Olayan and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls Olayan and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, any free writing prospectus or any written or oral materials distributed to or presented to investors at any roadshow or other meetings with investors, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action as they are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or summary prospectus, or any such amendment or supplement, free writing prospectus or roadshow, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein.

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3.2              Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Registration Rights Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act and each Underwriter (if any), and each other selling holder and each other person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or any free writing prospectus or any written or oral material distributed or presented to investors at any roadshow or other meetings with investors, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder. The parties hereto agree that the only information furnished in writing to the Company by any selling holder shall be information about the number of shares owned by such holder included in the Registration Statement or prospectus, or any amendment or supplement thereto, in the selling stockholder table.

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3.3              Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 3.1 or Section 3.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or because the Indemnified Party and Indemnifying Parties may have different or conflicting defenses in any such action. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of an Indemnified Party.

3.4	Contribution.

3.4.1        If the indemnification provided for in the foregoing Section 3.1, Section 3.2 and Section 3.3 is unavailable to any Indemnified Party in respect of or insufficient to cover any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

3.4.2        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 3.4.1.

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3.4.3        The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article 3, no holder of Registrable Securities shall be required to pay any amount in respect of indemnification and/or contribution in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such indemnification and/or contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no holder of Registrable Securities or any affiliate thereof shall be required to pay any amount as contribution, unless such person or entity would have been required to pay such amount pursuant to Section 3.2, if it had been applicable in accordance with its terms.

3.4.4        The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any Indemnified Party and shall survive the transfer of the Registrable Securities by any such Party. The indemnification and contribution required by this Registration Rights Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE 4

RULE 144

4.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. To the extent any holder desires to sell Registrable Securities pursuant to Rule 144, the Company agrees to provide customary instructions to the transfer agent to remove any restrictive legends from such securities and to provide or cause any customary opinions of counsel to be delivered to the transfer agent in connection with any such sale. In addition, the Company agrees to remove any restrictive legend from the Registrable Securities upon the reasonable request of any holder as soon as reasonably permitted by applicable law and customary practice (including customary transfer agent practices).

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ARTICLE 5

MISCELLANEOUS

5.1              Assignment; No Third-Party Beneficiaries. This Registration Rights Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Registration Rights Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any transfer of Registrable Securities by any such holder. This Registration Rights Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Parties, to the permitted assigns of Olayan or holder of Registrable Securities or of any assignee of Olayan or holder of Registrable Securities. This Registration Rights Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 3 and this Section 5.1.

5.2              Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Registration Rights Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such Party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

National Energy Services Reunited Corp.

777 Post Oak Blvd., Suite 800

Houston, Texas 77056

Attn: Sherif Foda, Chief Executive Officer

with a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105

Attn: Stuart Neuhauser, Esq.

To the Olayan:

P.O. Box 8772

Riyadh, 11492, Saudi Arabia

Attn: Fadi Otaqui

E-mail: F.Otaqui@olayangroup.com

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with a copy (which shall not constitute notice) to:

Shearman & Sterling (London) LLP

9 Appold Street

London EC2A 2AP

United Kingdom

Attn: Paul Strecker

E-mail: Paul.Strecker@Shearman.com

5.3              Severability. This Registration Rights Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Registration Rights Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Registration Rights Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

5.4              Counterparts. This Registration Rights Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

5.5              Entire Agreement. This Registration Rights Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the Parties, whether oral or written.

5.6              Modifications and Amendments. No amendment, modification or termination of this Registration Rights Agreement shall be effective against the Company or any holder of Registrable Securities unless such amendment, modification or termination is approved in writing by the Company and Olayan.

5.7              Titles and Headings. Titles and headings of sections of this Registration Rights Agreement are for convenience only and shall not affect the construction of any provision of this Registration Rights Agreement.

5.8              Waivers and Extensions. Any party to this Registration Rights Agreement may waive any right, breach or default which such Party has the right to waive; provided, however, that such waiver will not be effective against the waiving Party unless it is in writing, is signed by such Party, and specifically refers to this Registration Rights Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

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5.9              Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Registration Rights Agreement, Olayan or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Registration Rights Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Registration Rights Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Registration Rights Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Registration Rights Agreement or now or hereafter available at law, in equity, by statute or otherwise.

5.10          Governing Law. This Registration Rights Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York.

5.11          Waiver of Trial by Jury. Each Party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Registration Rights Agreement, the transactions contemplated hereby, or the actions of Olayan in the negotiation, administration, performance or enforcement hereof.

5.12          Further Assurances. Each Party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other Party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Registration Rights Agreement and the consummation of the transactions contemplated hereby.

5.13          Restructuring. To the extent that the board of directors or other governing authority of the Company elects to effect a restructuring or recapitalization of the Company or substantially all of the business of the Company through a subsidiary or parent company of the Company or otherwise, the provisions of this Registration Rights Agreement shall be appropriately adjusted, and the holders of Registrable Securities and the Company shall enter into such further agreements and arrangements as shall be reasonably necessary or appropriate to provide the holders of Registrable Securities with substantially the same registration rights as they would have under this Registration Rights Agreement, giving due consideration to the nature of the new public entity, the nature of the securities to be offered and tax and other relevant considerations. The Company agrees that it shall not effect or permit to occur any combination or subdivision of its capital stock which would adversely affect the ability of any holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Registration Rights Agreement or the marketability of such Registrable Securities in any such registration. The provisions of this Registration Rights Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company, any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) or any subsidiary or parent company of the Company which may be issued in respect of, in exchange for or in substitution of Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

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IN WITNESS WHEREOF, the Parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

NATIONAL ENERGY SERVICES REUNITED CORP.

By:
Name:
Title:

OLAYAN:

Hana Investments Co. WLL

By:
Name:
Title:

[Signature Page to the Registration Rights Agreement]